March 5, 2009

THE DREYFUS/LAUREL FUNDSTRUST
DREYFUS 130/30 GROWTH FUND

Supplement to Prospectus
dated March 1, 2009

     The Board of Trustees of The Dreyfus/Laurel Funds Trust has approved the liquidation of Dreyfus 130/30 Growth Fund (the “Fund”), effective on or about March 31, 2009 (the “Liquidation Date”). Accordingly, effective on or about March 16, 2009, no new or subsequent investments in the Fund will be permitted, except that participants in group retirement plans (and their successor plans) will continue to be able to invest in the Fund until the Liquidation Date, if the Fund was established as an investment option under the plans before March 16, 2009.

     In addition, effective on February 11, 2009, the contingent deferred sales charge applicable to redemptions of Class B and Class C shares and certain Class A shares of the Fund will be waived on any redemption of such Fund shares.

     Fund shares held on the Liquidation Date in Dreyfus- sponsored Individual Retirement Accounts (“IRAs”) and Dreyfus- sponsored retirement plans will be exchanged for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. (the “Money Market Fund”) to avoid penalties that may be imposed on holders of IRAs and retirement plans under the Internal Revenue Code if their Fund shares were redeemed in cash. Investors may obtain a copy of the Prospectus of the Money Market Fund by calling 1-800-645-6561.

6171S0309